EXHIBIT 3.1

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                               CALPINE CORPORATION


         FIRST. The name of the corporation is Calpine Corporation (the "Corporation").

         SECOND. The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

         THIRD. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

         FOURTH. (a) The Corporation is authorized to issue 110,000,000 shares of capital stock, $.001 par value. The shares shall be divided into two classes, designated as follows:

              Designation of Class              Number of Shares
              --------------------              ----------------
              Common Stock                        500,000,000
              Preferred Stock                      10,000,000
                                                  -----------
                      Total:                      510,000,000

              (b) The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is expressly authorized, in the resolution or resolutions providing for the issuance of any wholly unissued series of Preferred Stock, to fix, state and express the powers, rights, designations, preferences, qualifications, limitations and restrictions thereof, including without limitation: the rate of dividends upon which and the times at which dividends on shares of such series shall be payable and the preference, if any, which such dividends shall have relative to dividends on shares of any other class or classes or any other series of stock of the Corporation; whether such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which dividends on shares of such series shall be cumulative; the voting rights, if any, to be provided for shares of such series; the rights, if any, which the holders of shares of such series shall have in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation; the rights, if any, which the holders of shares of such series shall have to convert such shares into or exchange such shares for shares of stock of the Corporation, and the terms and conditions, including price and rate of exchange of such conversion or exchange; the redemption rights (including sinking fund provisions), if any, for shares of such series; and such other powers, rights, designations, preferences, qualifications, limitations and restrictions as the Board of Directors may desire to so fix. The Board of Directors is also expressly authorized to fix the number of shares constituting such series and to increase or decrease the number of shares of any series prior to the issuance of shares of that series and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not to decrease such number below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

         FIFTH. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is authorized to make, alter or repeal any or all of the Bylaws of the Corporation; provided, however, that any Bylaw amendment adopted by the Board of Directors increasing or reducing the authorized number of Directors shall require the affirmative vote of a majority of the total number of Directors which the Corporation would have if there were no vacancies. In addition, new Bylaws may be adopted or the Bylaws may be amended or repealed by the affirmative vote of at least 66-2/3% of the combined voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 66-2/3% of the combined voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, change, amend, repeal or adopt any provision inconsistent with, this Article FIFTH.

         SIXTH. (a) Any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing of such stockholders.

              (b) Special meetings of stockholders of the Corporation may be called only (i) by the Chairman of the Board of Directors, or (ii) by the Chairman or the Secretary at the written request of a majority of the total number of Directors which the Corporation would have if there were no vacancies upon not fewer than 10 nor more than 60 days' written notice. Any request for a special meeting of stockholders shall be sent to the Chairman and the Secretary and shall state the purposes of the proposed meeting. Special meetings of holders of the outstanding Preferred Stock may be called in the manner and for the purposes provided in the resolutions of the Board of Directors providing for the issue of such stock. Business transacted at special meetings shall be confined to the purpose or purposes stated in the notice of meeting.

              (c) Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 66-2/3% of the combined voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, change, amend, repeal or adopt any provision inconsistent with, this Article SIXTH.

         SEVENTH. (a) The number of Directors which shall constitute the whole Board of Directors of this corporation shall be as specified in the Bylaws of this corporation, subject to this Article SEVENTH.

              (b) The Directors shall be classified with respect to the time for which they severally hold office into three classes designated Class I, Class II and Class III, as nearly equal in number as possible, as shall be provided in the manner specified in the Bylaws of the Corporation. Each Director shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting at which the Director was elected; provided, however, that each initial Director in Class I shall hold office until the annual meeting of stockholders in 1997, each initial Director in Class II shall hold office until the annual meeting of stockholders in 1998 and each initial Director in Class III shall hold office until the annual meeting of stockholders in 1999. Notwithstanding the foregoing provisions of this Article SEVENTH, each Director shall serve until his successor is duly elected and qualified or until such Director's death, resignation or removal.

              (c) In the event of any increase or decrease in the authorized number of Directors, (i) each Director then serving as such shall nevertheless continue as a Director of the class of which such Director is a member until the expiration of his current term, or his early resignation, removal from office or death and (ii) the newly created or eliminated directorship resulting from such increase or decrease shall be apportioned by the Board of Directors among the three classes of Directors so as to maintain such classes as nearly equally as possible.

              (d) Any Director or the entire Board of Directors may be removed by the affirmative vote of the holders of at least 66-2/3% of the combined voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

              (e) Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 66-2/3% of the combined voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, change, amend, repeal or adopt any provision inconsistent with, this Article SEVENTH.

         EIGHTH. (a) 1. In addition to any affirmative vote required by law, any Business Combination (as hereinafter defined) shall require the affirmative vote of at least 66-2/3% of the combined voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class (for purposes of this Article EIGHTH, the "Voting Shares"). Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that some lesser percentage may be specified by law or in any agreement with any national securities exchange or otherwise.

              2. The term "Business Combination" as used in this Article EIGHTH shall mean any transaction which is referred to in any one or more of the following clauses (A) through (E):

                  (A) any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with or into (i) any Interested Stockholder (as hereinafter defined) or (ii) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) or Associate (as hereinafter defined) of an Interested Stockholder; or

                  (B) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of related transactions) to or with, or proposed by or on behalf of, any

         Interested Stockholder or any Affiliate or Associate of any Interested Stockholder, of any assets of the Corporation or any Subsidiary constituting not less than five percent of the total assets of the Corporation, as reported in the consolidated balance sheet of the Corporation as of the end of the most recent quarter with respect to which such balance sheet has been prepared; or

                  (C) the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of related transactions) of any securities of the Corporation or any Subsidiary to, or proposed by or on behalf of, any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder in exchange for cash, securities or other property (or a combination thereof) constituting not less than five percent of the total assets of the Corporation, as reported in the consolidated balance sheet of the Corporation as of the end of the most recent quarter with respect to which such balance sheet has been prepared; or

                  (D) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation, or any spin-off or split-up of any kind of the Corporation or any Subsidiary, proposed by or on behalf of an Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or

                  (E) any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any similar transaction (whether or not with or into or otherwise involving an Interested Stockholder) which has the effect, directly or indirectly, of increasing the percentage of the outstanding shares of
         (i) any class of equity securities of the Corporation or any Subsidiary or (ii) any class of securities of the Corporation or any Subsidiary convertible into equity securities of the Corporation or any Subsidiary, represented by securities of such class which are directly or indirectly owned by any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder.

              (b) The provisions of section (a) of this Article EIGHTH shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law and any other provision of this Certificate of Incorporation, if such Business Combination has been approved by two-thirds of the whole Board of Directors.

              (c) For the purposes of this Article EIGHTH:

              1. A "person" shall mean any individual, firm, corporation or other entity.

              2. "Interested Stockholder" shall mean, in respect of any Business Combination, any person (other than the Corporation or any Subsidiary) who or which, as of the record date for the determination of stockholders entitled to notice of and to vote on such Business Combination, or immediately prior to the consummation of any such transaction

                  (A) is or was, at any time within two years prior thereto, the beneficial owner, directly or indirectly, of 15% or more of the then outstanding Voting Shares, or

                  (B) is an Affiliate or Associate of the Corporation and at any time within two years prior thereto was the beneficial owner, directly or indirectly, of 15% or more of the then outstanding Voting Shares, or

                  (C) is an assignee of or has otherwise succeeded to any shares of capital stock of the Corporation which were at any time within two years prior thereto beneficially owned by any Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction, or series of transactions, not involving a public offering within the meaning of the Securities Act of 1933, as amended.

              3. A "person" shall be the "beneficial owner" of any Voting Shares

                  (A) which such person or any of its Affiliates and Associates (as hereinafter defined) beneficially own, directly or indirectly, or

                  (B) which such person or any of its Affiliates or Associates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote pursuant to any agreement, arrangement or understanding, or

                  (C) which are beneficially owned, directly or indirectly, by any other person with which such first mentioned person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purposes of acquiring, holding, voting or disposing of any shares of capital stock of the Corporation.

              4. The outstanding Voting Shares shall include shares deemed owned through application of paragraph 3 above but shall not include any other Voting Shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise.

              5. "Affiliate" and "Associate" shall have the respective meanings given those terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on the date of adoption of this Certificate of Incorporation (the "Exchange Act").

              6. "Subsidiary" shall mean any corporation of which a majority of any class of equity security (as defined in Rule 3a11-1 of the General Rules and Regulations under the Exchange Act) is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the definition of Interested Stockholder set forth in paragraph 2 of this section (c) the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the Corporation.

              (d) A majority of the directors shall have the power and duty to determine for the purposes of this Article EIGHTH on the basis of information known to them, (1) whether a person is an Interested Stockholder, (2) the number of Voting Shares beneficially owned by any person, (3) whether a person is an Affiliate or Associate of another,
         (4) whether a person has an agreement, arrangement or understanding with another as to the matters referred to in paragraph 3 of section
         (c) or (5) whether the assets subject to any Business Combination or the consideration received for the issuance or transfer of securities by the Corporation or any Subsidiary constitutes not less than five percent of the total assets of the Corporation.

              (e) Nothing contained in this Article EIGHTH shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

              (f) Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 66-2/3% of the combined voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, change, amend, repeal or adopt any provision inconsistent with, this Article EIGHTH.

         NINTH. This Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

         TENTH. A Director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability (i) for any breach of the Director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of Delaware or (iv) for any transaction from which the Director derived any improper personal benefit. If the General Corporation Law of Delaware is hereafter amended to authorize, with the approval of a corporation's stockholders, further reductions in the liability of a corporation's directors for breach of fiduciary duty, then a Director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the General Corporation Law of Delaware as so amended. Any repeal or modification of the foregoing provisions of this Article NINTH by the stockholders of the Corporation shall not adversely affect any right or protection of a Director of the Corporation existing at the time of such repeal or modification. This corporation is authorized to indemnify the directors and officers of the corporation to the fullest extent permissible under Delaware law.

                                                               STATE OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 05/19/2000
                                                             001257248 - 0939652

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                               CALPINE CORPORATION

                             A Delaware Corporation
                        (Pursuant to Sections 242 and 245
                    of the Delaware General Corporation Law)

  CALPINE CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, hereby certifies as follows:

  FIRST: That the name of the corporation is Calpine Corporation, and that the corporation was originally incorporated on June 21, 1982 under the name Electrowatt Services, Inc., pursuant to the General Corporation Law.

  SECOND: The Certificate of Incorporation of this corporation shall be amended and restated to read in full as is set forth on Exhibit A attached hereto.

  THIRD: That said amendment and restatement was duly adopted in accordance with the provisions of Section 242 and Section 245 of the General Corporation Law by obtaining a majority vote of the Common Stock in favor of said amendment and restatement in the manner set forth in Section 222 of the General Corporation Law.

  IN WITNESS WHEREOF, Calpine Corporation has caused its corporate seal to be hereunto affixed and this Amended and Restated Certificate of Incorporation to be signed by its President and attested to by its Secretary this 18th day of May, 2000.

                                                  CALPINE CORPORATION

                                                  /s/ PETER CARTWRIGHT
                                                  --------------------
                                                  Name:  Peter Cartwright
                                                  Title: President

[SEAL]

ATTEST:

/s/ ANN B. CURTIS
-----------------
Name:  Ann B. Curtis
Title: Secretary

                                                                       EXHIBIT A

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                               CALPINE CORPORATION

  FIRST. The name of the corporation is Calpine Corporation (the "Corporation").

  SECOND. The address of its registered office in the State of Delaware is 9 East Loockerman Street, City of Dover, 19901, County of Kent. The name of its registered agent at such address is National Registered Agents, Inc.

  THIRD. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

  FOURTH. (a) The Corporation is authorized to issue 510,000,000 shares of capital stock, $.001 par value. The shares shall be divided into two classes, designated as follows:

                  Designation of Class           Number of Shares
                  --------------------           ----------------
                  Common Stock                     500,000,000
                  Preferred Stock                   10,000,000
                                                   -----------
                         Total                     510,000,000

  (b) The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is expressly authorized, in the resolution or resolutions providing for the issuance of any wholly unissued series of Preferred Stock, to fix, state and express the powers, rights, designations, preferences, qualifications, limitations and restrictions thereof, including without limitation; the rate of dividends upon which and the times at which dividends on shares of such series shall be payable and the preference, if any, which such dividends shall have relative to dividends on shares of any other class or classes or any other series of stock of the Corporation; whether such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which dividends on shares of such series shall be cumulative; the voting rights, if any, to be provided for shares of such series; the rights, if any, which the holders of shares of such series shall have in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation; the rights, if any, which the holders of shares of such series shall have to convert such shares into or exchange such shares for shares of stock of the Corporation, and the terms and conditions, including price and rate of exchange of such conversion or exchange; the redemption rights (including sinking fund provisions), if any, for shares of such series; and such other powers, rights, designations, preferences, qualifications, limitations and restrictions as the Board of Directors may desire to so fix. The Board of Directors is also expressly authorized to fix the number of shares constituting such series and to increase or decrease the number of shares of any series prior to the issuance of shares of that series and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not to decrease such number below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

  FIFTH. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is authorized to make, alter or repeal any or all of the Bylaws of the Corporation; provided, however, that any Bylaw amendment adopted by the Board of Directors increasing or reducing the authorized number of Directors shall require the affirmative vote of a majority of the total number of Directors which the Corporation would have if there were no vacancies. In addition, new Bylaws may be adopted or the Bylaws may be amended or repealed by the affirmative vote of at least 66-2/3% of the combined voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 66-2/3% of the combined voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, change, amend, repeal or adopt any provision inconsistent with, this Article FIFTH.

  SIXTH. (a) Any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing of such stockholders.

  (b) Special meetings of stockholders of the Corporation may be called only (i) by the Chairman of the Board of Directors, or (ii) by the Chairman or the Secretary at the written request of a majority of the total number of Directors which the Corporation would have if there were no vacancies upon not fewer than 10 nor more than 60 days' written notice. Any request for a special meeting of stockholders shall be sent to the Chairman and the Secretary and shall state the purposes of the proposed meeting. Special meetings of holders of the outstanding Preferred Stock may be called in the manner and for the purposes provided in the resolutions of the Board of Directors providing for the issue of such stock. Business transacted at special meetings shall be confined to the purpose or purposes stated in the notice of meeting.

  (c) Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 66-2/3% of the combined voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, change, amend, repeal or adopt any provision inconsistent with, this Article SIXTH.

  SEVENTH. (a) The number of Directors which shall constitute the whole Board of Directors of this corporation shall be as specified in the Bylaws of this corporation, subject to this Article SEVENTH.

  (b) The Directors shall be classified with respect to the time for which they severally hold office into three classes designated Class I, Class II and Class III, as nearly equal in number as possible, as shall be provided in the manner specified in the Bylaws of the Corporation. Each Director shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting at which the Director was elected; provided, however, that each initial Director in Class I shall hold office until the annual meeting of stockholders in 1997, each initial Director in Class II shall hold office until the annul meeting of stockholders in 1998 and each initial Director in Class III shall hold office until the annual meeting of stockholders in 1999. Notwithstanding the foregoing provisions of this Article SEVENTH, each Director shall serve until his successor is duly elected and qualified or until such Director's death, resignation or removal.

  (c) In the event of any increase or decrease in the authorized number of Directors, (i) each Director then serving as such shall nevertheless continue as a Director of the class of which such Director is a member until the expiration of his current term, or his early resignation, removal from office or death and
(ii) the newly created or eliminated directorship resulting from such increase or decrease shall be apportioned by the Board of Directors among the three classes of Directors so as to maintain such classes as nearly equally as possible.

  (d) Any Director or the entire Board of Directors may be removed by the affirmative vote of the holders of at least 66-2/3% of the combined voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

  (e) Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 66-2/3% of the combined voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, change, amend, repeal or adopt any provision inconsistent with, this Article SEVENTH.

  EIGHTH. (a) 1. In addition to any affirmative vote required by law, any Business Combination (as hereinafter defined) shall require the affirmative vote of at least 66-2/3% of the combined voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class (for purposes of this Article EIGHTH, the "Voting Shares"). Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that some lesser percentage may be specified by law or in any agreement with any national securities exchange or otherwise.

  2. The term "Business Combination" as used in this Article EIGHTH shall mean any transaction which is referred to in any one or more of the following clauses
(A) through (E);

  (A) any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with or into (i) any Interested Stockholder (as hereinafter defined) or (ii) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) or Associate (as hereinafter defined) or an Interested Stockholder; or

  (B) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series or related transactions) to or with, or proposed by or on behalf of, any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder, of any assets of the Corporation or any Subsidiary constituting not less than five percent of the total assets of the Corporation, as reported in the consolidated balance sheet of the Corporation as of the end of the most recent quarter with respect to which such balance sheet has been prepared; or

  (C) the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of related transactions) of any securities of the Corporation or any Subsidiary to, or proposed by or on behalf of, any Interested Stockholder or any affiliate or Associate of any Interested Stockholder in exchange for cash, securities or other property (or a combination thereof) constituting not less than five percent of the total assets of the Corporation, as reported in the consolidated balance sheet of the Corporation as of the end of the most recent quarter with respect to which such balance sheet has been prepared; or

  (D) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation, or any spin-off or split-up of any kind of the Corporation or any Subsidiary, proposed by or on behalf of an Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or

  (E) any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any similar transaction (whether or not with or into or otherwise involving an Interested Stockholder) which has the effect, directly or indirectly, of increasing the percentage of the outstanding shares of (i) any class of equity securities of the Corporation or any Subsidiary or (ii) any class of securities of the Corporation or any Subsidiary convertible into equity securities of the Corporation or any Subsidiary, represented by securities of such class which are directly or indirectly owned by any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder.

  (b) The provisions of section (a) of this Article EIGHTH shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law and any other provision of this Certificate of Incorporation, if such Business Combination has been approved by two-thirds of the whole Board of Directors.

  (c) For the purposes of this Article EIGHTH:

  1. A "person" shall mean any individual, firm, corporation or other entity.

  2. "Interested Stockholder" shall mean, in respect of any Business Combination, any person (other than the Corporation or any Subsidiary) who or which, as of the record date for the determination of stockholders entitled to notice of and to vote on such Business Combination, or immediately prior to the consummation of any such transaction

  (A) is or was, at any time within two years prior thereto, the beneficial owner, directly or indirectly, of 15% or more of the then outstanding Voting Shares, or

  (B) is an Affiliate or Associate of the Corporation and at any time within two years prior thereto was the beneficial owner, directly or indirectly, of 15% or more of the then outstanding Voting Shares, or

  (C) is an assignee of or has otherwise succeeded to any shares of capital stock of the Corporation which were at any time within two years prior thereto beneficially owned by any Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction, or series of transactions, not involving a public offering within the meaning of the Securities Act of 1933, as amended.

  3. A "person" shall be the "beneficial owner" of any Voting Shares

  (A) which such person or any of its Affiliates and Associates (as hereinafter defined) beneficially own, directly or indirectly, or

  (B) which such person or any of its Affiliates or Associates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote pursuant to any agreement, arrangement or understanding, or

  (C) which are beneficially owned, directly or indirectly, by any other person with which such first mentioned person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purposes of acquiring, holding, voting or disposing of any shares of capital stock of the Corporation.

  4. The outstanding Voting Shares shall include shares deemed owned through application of paragraph 3 above but shall not include any other Voting Shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise.

  5. "Affiliate" and "Associate" shall have the respective meanings given those terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on the date of adoption of this Certificate of Incorporation (the "Exchange Act").

  6. "Subsidiary" shall mean any corporation of which a majority of any class of equity security (as defined in Rule 3a11-1 of the General Rules and Regulations under the Exchange Act) is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the definition of Interested Stockholder set forth in paragraph 2 of this section (c) the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the Corporation.

  (d) A majority of the directors shall have the power and duty to determine for the purposes of this Article EIGHTH on the basis of information known to them,
(1) whether a person is an Interested Stockholder, (2) the number of Voting Shares beneficially owned by any person, (3) whether a person is an Affiliate or Associate of another, (4) whether a person has an agreement, arrangement or understanding with another as to the matters referred to in paragraph 3 of section (c) or (5) whether the assets subject to any Business Combination or the consideration received for the issuance or transfer of securities by the Corporation or any Subsidiary constitutes not less than five percent of the total assets of the Corporation.

  (e) Nothing contained in this Article EIGHTH shall be construed to relieve any Interested Stockholder from any fiduciary obligations imposed by law.

  (f) Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 66-2/3% of the combined voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, change, amend, repeal or adopt any provision inconsistent with, this Article EIGHTH.

  NINTH. This Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statue, and all rights conferred on stockholders herein are granted subject to this reservation.

  TENTH. A Director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability (i) for any breach of the Director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of Delaware or (iv) for any transaction from which the Director derived any improper personal benefit. If the General Corporation Law of Delaware is hereafter amended to authorize, with the approval of a corporation's stockholders, further reductions in the liability of a corporation's directors for breach of fiduciary duty, then a Director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the General Corporation Law of Delaware as so amended. Any repeal or modification of the foregoing provisions of this Article TENTH by the stockholders of the Corporation shall not adversely affect any right or protection of a Director of the Corporation existing at the time of such repeal or modification. This corporation is authorized to indemnify the directors and officers of the corporation to the fullest extent permissible under Delaware law.

                          CERTIFICATE OF CORRECTION OF
                               CALPINE CORPORATION

  Calpine Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

  DOES HEREBY CERTIFY:

  1. The name of the Corporation is Calpine Corporation.

  2. An Amended and Restated Certificate of Incorporation (the "Instrument") was filed with the Secretary of State of the State of Delaware on May 19, 2000 which contains an inaccurate record of the corporate action taken therein, and said Instrument requires correction as permitted by subsection (f) of Section 103 of the General Corporation Law of the State of Delaware.

  3. The inaccuracy in said Instrument is as follows:

     Since the Board of Directors and  stockholders  of the  Corporation  merely approved an amendment to the Amended and Restated Certificate of Incorporation of the Corporation, as opposed to an amendment and restatement thereof, the heading of the Instrument incorrectly identifies the Instrument as the "Amended and Restated Certificate of Incorporation of Calpine Corporation" and incorrectly restates the text of the Amended and Restated Certificate of Incorporation of Calpine Corporation as filed with the Secretary of State of the State of Delaware on September 13, 1996. The Instrument further incorrectly states in paragraph THIRD that the restatement was duly adopted in accordance with the provisions of Section 245 of the General Corporation Law of the State of Delaware.

  4. The heading of the document filed on May 19, 2000 is corrected to read as follows:

     "Certificate   of  Amendment  of  Amended  and  Restated   Certificate   of
     Incorporation of Calpine Corporation"

  5. The text of the Instrument filed on May 19, 2000 is corrected to read in its entirety as follows:

                            CERTIFICATE OF AMENDMENT
                                       OF
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                               CALPINE CORPORATION

  CALPINE CORPORATION, a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

  1. The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting paragraph (a) of Article FOURTH thereof and inserting the following in lieu thereof:

                           (a) The Corporation is authorized to issue
                           510,000,000 shares of capital stock, $.001 par value. The shares shall be divided into two classes, designated as follows:

                  Designation of Class          Number of Shares
                  --------------------          ----------------
                  Common Stock                  500,000,000
                  Preferred Stock                10,000,000
                                                -----------
                         Total                  510,000,000

  2. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

  IN WITNESS WHEREOF, Calpine Corporation has caused this Certificate to be executed by Lisa Bodensteiner, its duly authorized officer, this 28th day of February, 2001.

                                             CALPINE CORPORATION

                                             By: /s/  LISA BODENSTEINER
                                                -----------------------
                                             Name:    Lisa Bodensteiner
                                             Title:   Vice President, General
                                             Counsel and Assistant Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                               CALPINE CORPORATION

  CALPINE CORPORATION, a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

  1. The Amended and Restated Certificate of Incorporation of the Corporation, as amended on March 2, 2001, is hereby amended by deleting paragraph (a) of Article FOURTH thereof and inserting the following in lieu thereof:

                  (a) The Corporation is authorized to issue 1,010,000,000 shares of capital stock, $.001 par value. The shares shall be divided into two classes, designated as follows:

                     Designation of Class         Number of Shares
                     --------------------         ----------------
                     Common Stock                   1,000,000,000
                     Preferred Stock                   10,000,000
                                                    -------------
                           Total                    1,010,000,000

  2. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

  IN WITNESS WHEREOF, Calpine Corporation has caused this Certificate to be executed by Ann B. Curtis, its duly authorized officer, this 25th day of July, 2001.

                                              CALPINE CORPORATION

                                              By:  /s/ Ann B. Curtis
                                                   -----------------
                                              Name:    Ann B. Curtis
                                              Title:   Executive Vice President,
                                              Chief Financial Officer and
                                              Secretary

                           CERTIFICATE OF DESIGNATION

                                       of

                     SERIES A PARTICIPATING PREFERRED STOCK

                                       of

                               CALPINE CORPORATION

                         (Pursuant to Section 151 of the
                        Delaware General Corporation Law)
                     ---------------------------------------

  Calpine Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the "Corporation"), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by Section 151 of the General Corporation Law at a meeting duly called and held on June 5, 1997:

  RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of the Corporation (hereinafter called the "Board of Directors" or the "Board") in accordance with the provisions of the Certificate of Incorporation, the Board of Directors hereby creates a series of Preferred Stock, par value $0.001 per share (the "Preferred Stock"), of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as follows:

  Series A Participating Preferred Stock:

  Section 1. Designation and Amount. The shares of such series shall be designated as "Series A Participating Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be One Hundred Thousand (100,000). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

  Section 2. Dividends and Distributions.

    (A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, each holder of a share of Series A Preferred Stock, in preference to the holders of shares of Common Stock, par value $0.001 per share (the "Common Stock"), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to, subject to the provision for adjustment hereinafter set forth, One Thousand (1,000) times the aggregate per share amount of all cash dividends, and One Thousand (1,000) times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of a share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause
  (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

    (B) The Corporation shall declare a dividend or distribution on the shares of Series A Preferred Stock as provided in paragraph (A) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, however, that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Distribution Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share of Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

    (C) Dividends shall begin to accrue and be cumulative on each outstanding share of Series A Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such share of Series A Participating Preferred Stock, unless the date of issue of such share is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such share shall begin to accrue from the date of issue of such share, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

  Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

    (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to One Thousand (1,000) votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

    (B) Except as otherwise provided herein, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

    (C) (i) If at any time dividends on any shares of Series A Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, then during the period (a "default period") from the occurrence of such event until such time as all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Preferred Stock then outstanding shall have been declared and paid or set apart for payment, all holders of shares of Series A Preferred Stock, voting separately as a class, shall have the right to elect two (2) Directors.

    (ii) During any default period, such voting rights of the holders of shares of Series A Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(C) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that neither such voting rights nor any right of the holders of shares of Series A Preferred Stock to increase, in certain cases, the authorized number of Directors may be exercised at any meeting unless one-third of the outstanding shares of Preferred Stock shall be present at such meeting in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of shares of Series A Preferred Stock of such rights. At any meeting at which the holders of shares of Series A Preferred Stock shall exercise such voting rights initially during an existing default period, they shall have the right, voting separately as a class, to elect Directors to fill up to two (2) vacancies in the Board of Directors, if any such vacancies may then exist, or, if such right is exercised at an annual meeting, to elect two (2) Directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Series A Preferred Stock shall have the right to make such increase in the number of Directors as shall be necessary to permit the election by them of the required number. After the holders of shares of Series A Preferred Stock shall have exercised their right to elect Directors during any default period, the number of Directors shall not be increased or decreased except as approved by a vote of the holders of shares of Series A Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to the Series A Preferred Stock.

    (iii) Unless the holders of Series A Preferred Stock shall, during an existing default period, have previously exercised their right to elect Directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than 25% of the total number of the shares of Series A Preferred Stock outstanding may request, the calling of a special meeting of the holders of shares of Series A Preferred Stock, which meeting shall thereupon be called by the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of shares of Series A Preferred Stock are entitled to vote pursuant to this Section 3(C)(iii) shall be given to each holder of record of shares of Series A Preferred Stock by mailing a copy of such notice to such holder at such holder's last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 20 days and not later than 60 days after such order or request or in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than 25% of the total number of outstanding shares of Series A Preferred Stock. Notwithstanding the provisions of this Section 3(C)(iii), no such special meeting shall be called during the 60 days immediately preceding the date fixed for the next annual meeting of the stockholders.

    (iv) During any default period, the holders of shares of Common Stock and shares of Series A Preferred Stock, and other classes or series of stock of the Corporation, if applicable, shall continue to be entitled to elect all the Directors until holders of the shares of Series A Preferred Stock shall have exercised their right to elect two (2) Directors voting as a separate class, after the exercise of which right (x) the Directors so elected by the holders of shares of Series A Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in Section 3(C)(ii)) be filled by vote of a majority of the remaining Directors theretofore elected by the holders of the class of capital stock which elected the Director whose office shall have become vacant. References in this Section 3(C) to Directors elected by the holders of a particular class of capital stock shall include Directors elected by such Directors to fill vacancies as provided in clause (y) of the foregoing sentence.

    (v) Immediately upon the expiration of a default period, (x) the right of the holders of shares of Series A Preferred Stock as a separate class to elect Directors shall cease, (y) the term of any Directors elected by the holders of shares of Series A Preferred Stock as a separate class shall terminate, and
  (z) the number of Directors shall be such number as may be provided for in the Certificate of Incorporation or by-laws irrespective of any increase made pursuant to the provisions of Section 3(C)(ii) (such number being subject, however, to change thereafter in any manner provided by law or in the Certificate of Incorporation or by-laws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining Directors.

    (vi) The provisions of this Section 3(C) shall govern the election of Directors by holders of shares of Preferred Stock during any default period notwithstanding any provisions of the Certificate of Incorporation to the contrary, including, without limitation, the provisions of Article Sixth of the Certificate of Incorporation.

    (D) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

    Section 4. Certain Restrictions.

    (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

    (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

    (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the shares of Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

    (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

    (iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

    (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

  Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

  Section 6. Liquidation, Dissolution or Winding Up.

  (A) Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received One Thousand Dollars ($1,000), per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment; provided, however, that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to one thousand (1,000), times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause
(1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

  (B) In the event, however, that there are not sufficient assets available to permit payment in full the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series A Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences.

  Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to One Thousand (1,000) times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

  Section 8. No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

  Section 9. Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation's Preferred Stock.

  Section 10. Amendment. The Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least a majority of the outstanding shares of Series A Preferred Stock, voting together as a single class.

  IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation by its President and its corporate seal attested by its Secretary this 16th day of June, 1997.

                                                /s/ PETER CARTWRIGHT
                                                --------------------
                                                Name:   Peter Cartwright
                                                Title: Chairman, President and
                                                Chief Executive Officer

Attest:

/s/ ANN B. CURTIS
-----------------
Name:  Ann B. Curtis
Title: Senior Vice President and Corporate Secretary

                       AMENDED CERTIFICATE OF DESIGNATION
                                       OF
                     SERIES A PARTICIPATING PREFERRED STOCK
                                       OF
                               CALPINE CORPORATION

                         (PURSUANT TO SECTION 151 OF THE
                        DELAWARE GENERAL CORPORATION LAW)

                                 ---------------

  CALPINE CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Company"), in accordance with the provisions of Section 103 of the General Corporation Law of the State of Delaware, certifies as follows:

  1. That by resolution of the Board of Directors of the Company dated June 5, 1997, and by a Certificate of Designation filed in the office of the Secretary of State of the State of Delaware on June 16, 1997, the Company authorized a series of 100,000 shares of Series A Participating Preferred Stock, par value $0.001 per share, of the Company (the "Series A Preferred Stock") and established the powers, designations, preferences and relative, participating, optional and other rights of the Series A Preferred Stock and the qualifications, limitations or restrictions thereof.

  2. As of the date hereof, no shares of Series A Preferred Stock are outstanding and no shares of Series A Preferred Stock have been issued.

  3. The pursuant to the authority conferred on the Board of Directors of the Company by its Restated Certificate of Incorporation and the provisions of
Section 151(g) of the General Corporation Law of the State of Delaware, the Board of Directors on February 6, 2001, adopted the following resolution amending certain provision s of said Certificate of Designation:

    RESOLVED FURTHER, that the Board finds it advisable to amend the Certificate of Designation of Series A Participating Preferred Stock of Calpine Corporation (the "Series A Preferred Certificate of Designation"), and the Series A Preferred Stock Certificate of Designation is hereby amended, as follows: the phrase "One Hundred Thousand (100,000)" in the first sentence of
  Section 1 of the Series A Preferred Certificate of Designation is deleted and replaced with the phrase "Five Hundred Thousand (500,000)".

  IN WITNESS WHEREOF, CALPINE CORPORATION has caused this certificate to be executed by Lisa M. Bodensteiner, the Vice President, General Counsel and Assistant Secretary of the Company, this 28th day of February, 2001.

                                            /s/ LISA M. BODENSTEINER
                                            ------------------------
                                            Lisa M. Bodensteiner
                                            Vice President, General Counsel and
                                            Assistant Secretary

                                                               STATE OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:30 AM 04/18/2001
                                                             010185705 - 0939652

                           CERTIFICATE OF DESIGNATION

                                       of

                         SPECIAL VOTING PREFERRED STOCK

                                       of

                               CALPINE CORPORATION

                         (Pursuant to Section 151 of the
                        Delaware General Corporation Law)

                      ------------------------------------

              Calpine Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the "Corporation"), hereby certifies that the following resolution was adopted by the unanimous consent of the Board of Directors of the Corporation as required by Section 151 of the General Corporation Law on April [ ], 2001:

              RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of the Corporation (hereinafter called the "Board of Directors" or the "Board") in accordance with the provisions of the Certificate of Incorporation of the Corporation, the Board of Directors hereby creates a series of Preferred Stock, par value $.001 per share, of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, preferences and limitations thereof as follows:

              Special Voting Preferred Stock:

              Section 1. Designation and Amount. A series of Preferred Stock is hereby created designated as "Special Voting Preferred Stock." The number of shares constituting such series shall be one (1). So long as any Exchangeable Shares, without par value (the "Exchangeable Shares"), of Calpine Canada Holdings Ltd., an Alberta corporation, shall be outstanding, the number of shares comprising the Special Voting Preferred Stock shall not be increased or decreased.

              Section 2. Voting Rights. The holder of the Special Voting Preferred Stock shall have no voting rights except as provided in this Section 2 and under applicable law. Except as provided in Section 7, the share of Special Voting Preferred Stock shall be entitled at any relevant date (which date shall be the applicable record date with respect to such matter if a record date is set) to the number of votes determined in accordance with the following calculation on any matter on which the holders of Common Stock, par value $.001

(the "Common Stock"), of the Corporation are entitled to vote, consent or otherwise act. The number of votes to which the share of Special Voting Preferred Stock shall be entitled at any relevant date (which date shall be the applicable record date with respect to such matter if a record date is set) shall equal the product of (i) the number of Exchangeable Shares issued and outstanding on such date and held by holders other than the Corporation or any Subsidiary of the Corporation multiplied by (ii) the number of votes to which a holder of one share of Common Stock is entitled with respect to such matter on such date. Except as otherwise provided by law, the Special Voting Preferred Stock shall vote with the Common Stock as a single class. So long as any Exchangeable Shares shall be outstanding, no term of the Special Voting Preferred Stock shall be amended, except upon the approval of a majority of the shares of Common Stock and the holder of the Special Voting Preferred Stock. As used herein, a "Subsidiary of the Corporation" is any entity of which more than 50% of the total voting power of the shares of stock or units of ownership or beneficial interest entitled to vote in the election of directors (or members of a comparable governing body) are owned or controlled, directly or indirectly, by the Corporation.

              Section 3. Liquidation, Dissolution or Winding Up. Upon the liquidation, dissolution or winding up of the Corporation, the holder of the Special Voting Preferred Stock shall be entitled, prior and in preference to any distribution to holders of Common Stock and after the distribution to holders of any class or series of Preferred Stock ranking senior to the Special Voting Preferred Stock of all amounts to which such holders are entitled, to receive the sum of $.001.

              Section 4.  Dividends  and  Distributions.  Except as  provided in
Section 3, no dividends or distributions shall be payable to the holder of the Special Voting Preferred Stock.

              Section 5. Voting Trust Agreement. The Special Voting Preferred Stock is subject to the Voting and Exchange Trust Agreement, dated April 18, 2001, between the Corporation, Calpine Canada Holdings Ltd. and CIBC Mellon Trust Company, a Canadian corporation.

              Section 6. No Conversion. The Special Voting Preferred Stock shall not be convertible into any other class or series of capital stock of the Corporation or into cash, property or other rights.

              Section 7. Redemption; Cancellation. From and after the first time after April 19, 2001, that there are no longer outstanding any Exchangeable Shares (other than Exchangeable Shares owned by the Corporation or any Subsidiary of the Corporation) and there are no shares of stock, debt, options or other agreements which could give rise to the issuance of any Exchangeable Shares to any person (other than the Corporation or any Subsidiary of the Corporation), the share of Special Voting Preferred Stock shall no longer be entitled to vote on any matter involving the Corporation or on any matter presented for a vote to the holders of any of the stock of the Corporation, and shall automatically be redeemed for $1.00, and upon such redemption or other purchase or acquisition of the Special Voting Preferred Stock by the Corporation the share of Special Voting Preferred Stock shall be deemed retired and canceled and may not be reissued.

              IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation by its President this 18th day of April, 2001.


                                        /s/  PETER CARTWRIGHT
                                        ---------------------
                                        Peter Cartwright
                                        Chairman, President and Chief
                                        Executive Officer

                       AMENDED CERTIFICATE OF DESIGNATION
                                       OF
                     SERIES A PARTICIPATING PREFERRED STOCK
                                       OF
                               CALPINE CORPORATION

                         (PURSUANT TO SECTION 151 OF THE
                        DELAWARE GENERAL CORPORATION LAW)
                                 ---------------

  CALPINE CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Company"), in accordance with the provisions of Section 103 of the General Corporation Law of the State of Delaware, certifies as follows:

  1. That by resolution of the Board of Directors of the Company dated June 5, 1997, and by a Certificate of Designation filed in the office of the Secretary of State of the State of Delaware on June 16, 1997, as thereafter amended by an Amended Certificate of Designation filed in the office of the Secretary of State of the State of Delaware on March 2, 2001, the Company authorized a series of shares of Series A Participating Preferred Stock, par value $0.001 per share, of the Company (the "Series A Preferred Stock") and established the powers, designations, preferences and relative, participating, optional and other rights of the Series A Preferred Stock and the qualifications, limitations or restrictions thereof.

  2. As of the date hereof, no shares of Series A Preferred Stock are outstanding and no shares of Series A Preferred Stock have been issued.

  3. The pursuant to the authority conferred on the Board of Directors of the Company by its Restated Certificate of Incorporation and the provisions of
Section 151(g) of the General Corporation Law of the State of Delaware, the Board of Directors on July 25, 2001, adopted the following resolution amending certain provisions of said Certificate of Designation:

    RESOLVED FURTHER, that the Board finds it advisable to amend the Certificate of Designation of Series A Participating Preferred Stock of Calpine Corporation (as amended on March 2, 2001, the "Series A Preferred Certificate of Designation"), and the Series A Preferred Certificate of Designation is hereby amended, as follows: the phrase "Five Hundred Thousand (500,000)" in the first sentence of Section 1 of the Series A Preferred Certificate of Designation is deleted and replaced with the phrase "One Million (1,000,000)".

  IN WITNESS WHEREOF, CALPINE CORPORATION has caused this certificate to be executed by Ann B. Curtis, the Executive Vice President, Chief Financial Officer and Secretary of the Company, this 25th day of July, 2001.

                                                 /s/  Ann B. Curtis
                                                 -----------------
                                                 Ann B. Curtis
                                                 Executive Vice President, Chief
                                                 Financial Officer and Secretary

                       CERTIFICATE OF OWNERSHIP AND MERGER
                                     MERGING
                           CALPINE NATURAL GAS COMPANY
                             a Delaware corporation
                                      INTO
                               CALPINE CORPORATION
                             a Delaware corporation

               (Pursuant to Section 253 of the General Corporation
                          Law of the State of Delaware)

     Calpine Corporation, a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:


     FIRST: That Calpine Corporation (the "Company") and Calpine Natural Gas Company ("CNGC") are corporations duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware.


     SECOND: That the Company owns all of the issued and outstanding shares of the capital stock of CNGC.


     THIRD: That the Company, by resolutions of its board of directors duly adopted at a meeting held on the 22nd day of April, 2002, determined to and did merge into itself said CNGC, and that such resolutions have not been rescinded and are in full force and effect on the date hereof, which resolutions are in the following words, to wit:


          "WHEREAS, the merger of Calpine Natural Gas GP, Inc., a Delaware corporation, with and into the Company and the receipt of 990 shares of the common stock of Calpine Natural Gas Company, a Delaware corporation, from Calpine Natural Gas Holdings, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (the "Stock Transfer"), resulted in CNGC becoming a wholly owned subsidiary of the Company;


          WHEREAS, the board of directors of the Company deems it advisable and in the best interests of the Company to merge CNGC with and into the Company, with the Company being the surviving corporation;


          NOW, THEREFORE, BE IT RESOLVED, that CNGC be merged with and into the Company pursuant to Section 253 of the General Corporation Law of the State of Delaware, and that the Company succeed to and possess all the rights and assets of CNGC and be subject to all of the liabilities and obligations of CNGC;


          RESOLVED FURTHER, that each share of the capital stock of CNGC issued and outstanding immediately prior to the effective time of the merger shall, upon the effective time and by virtue of the merger, be cancelled without payment therefor;


                                                               STATE OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 04:02 PM 04/24/2002
                                                             020262278 - 0939652

          RESOLVED FURTHER, that the merger shall become effective at such time designated in the Certificate of Ownership and Merger filed by the Company with the Secretary of State of the State of Delaware to effect the merger;

          RESOLVED FURTHER, that the appropriate officers of the Company are hereby authorized and empowered to file the necessary documents with the Secretary of State of the State of Delaware, to incur the necessary expenses therefor and to take, or cause to be taken, all such further action and to execute and deliver or cause to be executed and delivered, in the name of and on behalf of the Company, all such further instruments and documents as any such officer may deem to be necessary or advisable in order to effect the purpose and intent of the foregoing resolutions and to be in the best interests of the Company (as conclusively evidenced by the taking of such action or the execution and delivery of such instruments and documents, as the case may be, by or under the direction of any such officer);

          RESOLVED FURTHER, that the prior actions of the officers and directors of the Company in undertaking to carry out the transactions contemplated by the foregoing resolutions be, and the same hereby are, in all respects, approved, adopted, ratified and confirmed; and

          RESOLVED FURTHER, anything herein or elsewhere to the contrary notwithstanding, the merger may be amended or terminated and abandoned by the board of directors of the Company at any time prior to the time that the Certificate of Ownership and Merger filed with the Secretary of State of Delaware becomes effective."

     FOURTH: The merger shall become effective at 11:59 p.m., Eastern Time on April 24, 2002.



     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed by its duly authorized officer this 24 day of April, 2002.





                                                  CALPINE CORPORATION


                                                  By:    /s/ Peter Cartwright
                                                     ---------------------------
                                                     Peter Cartwright, President

                                                               STATE OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 04:01 PM 04/24/2002
                                                             020262655 - 0939652

                       CERTIFICATE OF OWNERSHIP AND MERGER
                                     MERGING
                          CALPINE NATURAL GAS GP, INC.
                             a Delaware corporation
                                      INTO
                               CALPINE CORPORATION
                             a Delaware corporation

               (Pursuant to Section 253 of the General Corporation
                          Law of the State of Delaware)

     Calpine Corporation, a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:


     FIRST: That Calpine Corporation (the "Company") and Calpine Natural Gas GP, Inc. ("Calpine GP") are corporations duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware.


     SECOND: That the Company owns all of the issued and outstanding shares of the capital stock of Calpine GP.


     THIRD: That the Company, by resolutions of its board of directors duly adopted at a meeting held on the 22nd day of April, 2002, determined to and did merge into itself said Calpine GP, and that such resolutions have not been rescinded and are in full force and effect on the date hereof, which resolutions are in the following words, to wit:


          "WHEREAS, Calpine Natural Gas GP, Inc., a Delaware corporation ("Calpine GP"), is a wholly owned subsidiary of the Company;


          WHEREAS, the board of directors of the Company deems it advisable and in the best interest of the Company to merge Calpine GP with and into the Company, with the Company being the surviving corporation;


          NOW, THEREFORE, BE IT RESOLVED, that Calpine GP be merged with and into the Company pursuant to Section 253 of the General Corporation Law of the State of Delaware, and that the Company succeed to and possess all the rights and assets of Calpine GP and be subject to all of the liabilities and obligations of Calpine GP;


          RESOLVED FURTHER, that each share of the capital stock of Calpine GP issued and outstanding immediately prior to the effective time of the merger shall, upon the effective time and by virtue of the merger, be cancelled without payment therefor;


          RESOLVED FURTHER, that the merger shall become effective at such time designated in the Certificate of Ownership and Merger filed by the Company with the Secretary of State of the State of Delaware to effect the merger;


          RESOLVED FURTHER, that the appropriate officers of the Company are hereby authorized and empowered to file the necessary documents with the Secretary of State of the State of Delaware, to incur the necessary expenses therefor and to take, or cause to be taken, all such further action and to execute and deliver or cause to be executed and delivered, in the name of and on behalf of the Company, all such further instruments and documents as any such officer may deem to be necessary or advisable in order to effect the purpose and intent of the foregoing resolutions and to be in the best interests of the Company (as conclusively evidenced by the taking of such action or the execution and delivery of such instruments and documents, as the case may be, by or under the direction of any such officer);

          RESOLVED FURTHER, that the prior actions of the officers and directors of the Company in undertaking to carry out the transactions contemplated by the foregoing resolutions be, and the same hereby are, in all respects, approved, adopted, ratified and confirmed; and

          RESOLVED FURTHER, anything herein or elsewhere to the contrary notwithstanding, the merger may be amended or terminated and abandoned by the board of directors of the Company at any time prior to the time that the Certificate of Ownership and Merger filed with the Secretary of State of Delaware becomes effective."

     FOURTH: The merger shall become effective at 11:58 p.m., Eastern Time on April 24, 2002.



     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed by its duly authorized officer this 24 day of April, 2002.





                                                  CALPINE CORPORATION


                                                  By:  /s/ Peter Cartwright
                                                     -----------------------
                                                  Peter Cartwright, President

                       CERTIFICATE OF OWNERSHIP AND MERGER
                                     MERGING
                             GOLDENDALE ENERGY, INC.
                            a Washington corporation
                                  WITH AND INTO
                               CALPINE CORPORATION
                             a Delaware corporation

               (Pursuant to Section 253 of the General Corporation
                          Law of the State of Delaware)


     Calpine Corporation, a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

     FIRST: That Calpine Corporation (the "Company") is a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware, and Goldendale Energy, Inc. ("Goldendale") is a corporation duly organized and existing under and by virtue of theWashington Business Corporation Act.

     SECOND: That the Company owns all of the issued and outstanding shares of each class of the capital stock of Goldendale.

     THIRD: That the board of directors of the Company (the "Board") adopted the following resolutions on July 10, 2003, and that such resolutions have not been rescinded and are in full force and effect on the date hereof:

          WHEREAS, the Company owns all of the issued and outstanding shares of each class of the capital stock of Goldendale; and

          WHEREAS, the Board deems it advisable and in the best interests of the Company to merge Goldendale with and into the Company pursuant to Section 253 of the General Corporation Law of the State of Delaware (the "DGCL") and RCW 23B.11.050 of the Washington Business Corporation Act, Title 23B RCW (the "WBCA"), with the Company being the surviving corporation;

          NOW, THEREFORE, BE IT RESOLVED, that Goldendale be merged with and into the Company pursuant to Section 253 of the DGCL and RCW 23B.11.050 of the WBCA with the Company being the surviving corporation (the "Merger"), and that the Company succeed to and possess all the rights and assets of Goldendale and be subject to all of the liabilities and obligations of Goldendale;

          RESOLVED FURTHER, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of capital stock of the Company shall remain unchanged and continue to remain outstanding as capital stock of the Company, held by the holder that was the holder of such share of capital stock of the Company immediately prior to the Merger;

                                                               State of Delaware
                                                              Secretary of State
                                                        Division of Corporations
                                                   Delivered 08:02 AM 07/16/2003
                                                       FILED 08:02 AM 07/16/2003
                                                    SRV 030464644 - 0939652 FILE

          RESOLVED FURTHER, that by virtue of the Merger and without any action on the part of the holder thereof, each share of the capital stock of Goldendale issued and outstanding immediately prior to the effective time of the Merger shall, upon the effective time of the Merger, be cancelled without payment therefor;

          RESOLVED FURTHER, that the appropriate officers of the Company be and hereby are authorized and empowered to file the necessary documents with the Secretary of State of the State of Delaware and the Secretary of State of the State of Washington, including, without limitation, a Certificate of Ownership and Merger complying with Section 253 of the DGCL (the "Certificate of Merger"), Articles of Merger complying with RCW 23B.11.050 of the WBCA (the "Articles of Merger") and the Plan of Merger between the Company and Goldendale to be attached to the Articles of Merger (the "Plan of Merger"), to incur the necessary expenses therefor and to take, or cause to be taken, all such further action and to execute and deliver or cause to be executed and delivered, in the name of and on behalf of the Company, all such further instruments and documents as any such officer may deem to be necessary or advisable in order to effect the purpose and intent of the foregoing resolutions and to be in the best interests of the Company (as conclusively evidenced by the taking of such action or the execution and delivery of such instruments and documents, as the case may be, by or under the direction of any such officer);

          RESOLVED FURTHER, that the prior actions of the officers and directors of the Company in undertaking to carry out the transactions contemplated by the foregoing resolutions be, and the same hereby are, in all respects, approved, adopted, ratified and confirmed; and

          RESOLVED FURTHER, anything herein or elsewhere to the contrary notwithstanding, the Merger may be amended or terminated and abandoned by the Board at any time prior to the time that the Certificate of Merger filed with the Secretary of State of the State of Delaware and the Articles of Merger and the Plan of Merger filed with the Secretary of State of the State of Washington become effective.

     FOURTH: The Company shall be the surviving corporation of the Merger.

     FIFTH: The certificate of incorporation of the Company as in effect immediately prior to the merger shall be the certificate of incorporation of the surviving corporation.

     SIXTH: The Merger shall become effective at 8:30 a.m., Eastern Daylight Time, on the 16th day of July, 2003.

          IN WITNESS WHEREOF, the Company has caused this Certificate to be signed by its duly authorized officer this 16th day of July, 2003.

                                          CALPINE CORPORATION


                                          By:   /s/  Ann B. Curtis
                                             -----------------------------------
                                             Name:  Ann B. Curtis
                                             Title:  Executive Vice President,
                                                     Secretary and Vice Chairman
                                                     of the Board

                              CERTIFICATE OF MERGER
                                     MERGING
                          CALPINE DEER PARK GP, LLC AND
                            CALPINE DEER PARK LP, LLC
                                  WITH AND INTO
                               CALPINE CORPORATION

(Pursuant to Section 264 of the General Corporation Law of the State of Delaware

        and Section 18-209 of the Delaware Limited Liability Company Act)

     The undersigned Calpine Corporation, a Delaware corporation,

     DOES HEREBY CERTIFY:

     FIRST: The name and jurisdiction of formation or organization and domicile of each of the constituent entities are as follows:

                                             Jurisdiction  of
Name                              Formation or Organization and Domicile
----                              --------------------------------------
Calpine Corporation                              Delaware
Calpine Deer Park GP, LLC                        Delaware
Calpine Deer Park LP, LLC                        Delaware

     SECOND: An Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent entities in accordance with Section 264(c) of the General Corporation Law of the State of Delaware, 8 Del. C. Section 101, et seq., and Section 18-209 of the Delaware Limited Liability Company Act, 6 Del.C. Section 18-101, et seq.

     THIRD:  The  name  of  the  surviving   Delaware   corporation  is  Calpine
Corporation (the "Surviving Corporation").

     FOURTH: The certificate of incorporation of Calpine Corporation as in effect immediately prior to the merger shall be the certificate of incorporation of the Surviving Corporation.

     FIFTH: The executed Agreement and Plan of Merger is on file at an office and a place of business of the Surviving Corporation at 50 West San Fernando Street, San Jose, California 95113.

     SIXTH: A copy of the Agreement and Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any member of Calpine Deer Park GP, LLC or Calpine Deer Park LP, LLC or any stockholder of Calpine Corporation.

     SEVENTH: The merger shall become effective at 8:30 a.m., Eastern Daylight Time, on the 16th day of July, 2003.

                                                               State of Delaware
                                                              Secretary of State
                                                        Division of Corporations
                                                   Delivered 08:02 AM 07/16/2003
                                                       FILED 08:02 AM 07/16/2003
                                                    SRV 030464645 - 0939652 FILE

     IN WITNESS WHEREOF, Surviving Corporation has caused this Certificate to be signed by its duly authorized officer this 16th day of July, 2003.

                                          CALPINE CORPORATION


                                          By:   /s/ Ann B. Curtis
                                             -----------------------------------
                                             Name:  Ann B. Curtis
                                             Title:  Executive Vice President,
                                                     Secretary and Vice Chairman
                                                     of the Board

                                                               State of Delaware
                                                              Secretary of State
                                                        Division of Corporations
                                                   Delivered 08:02 AM 07/16/2003
                                                       FILED 08:04 AM 07/16/2003
                                                    SRV 030464646 - 0939652 FILE

                              CERTIFICATE OF MERGER
                                     MERGING
                           DEER PARK ENERGY CENTER, LP
                                  WITH AND INTO
                               CALPINE CORPORATION

(Pursuant to Section 263 of the General Corporation Law of the State of Delaware and Section 17-211 of the Delaware Revised Uniform Limited Partnership Act)


     The undersigned Calpine Corporation, a Delaware corporation,

     DOES HEREBY CERTIFY:

     FIRST: The name and jurisdiction of formation or organization and domicile of each of the constituent entities are as follows:

                                                     Jurisdiction of
     Name                             Formation or Organization and Domicile
     ----                             --------------------------------------
     Calpine Corporation                             Delaware
     Deer Park Energy Center, LP                     Delaware

     SECOND: An Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent entities in accordance with Section 263(c) of the General Corporation Law of the State of Delaware, 8 Del. C. Section 101, et seq., and Section 17-211 of the Delaware Revised Uniform Limited Partnership Act, 6 Del.C. Section 17-101, et seq.

     THIRD:  The  name  of  the  surviving   Delaware   corporation  is  Calpine
Corporation (the "Surviving Corporation").

     FOURTH: The certificate of incorporation of Calpine Corporation as in effect immediately prior to the merger shall be the certificate of incorporation of the Surviving Corporation.

     FIFTH: The executed Agreement and Plan of Merger is on file at an office and a place of business of the Surviving Corporation at 50 West San Fernando Street, San Jose, California 95113.

     SIXTH: A copy of the Agreement and Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any partner of Deer Park Energy Center LP or any stockholder of Calpine Corporation.

     SEVENTH: The merger shall become effective at 8:30 a.m., Eastern Daylight Time, on the 16th day of July, 2003.

     IN WITNESS WHEREOF, Surviving Corporation has caused this Certificate to be signed by its duly authorized officer this 16th day of July, 2003.

                                          CALPINE CORPORATION


                                          By:  /s/ Ann B. Curtis
                                             -----------------------------------
                                             Name:  Ann B. Curtis
                                             Title:  Executive Vice President,
                                                     Secretary and Vice Chairman
                                                     of the Board

                              CERTIFICATE OF MERGER
                                     MERGING
                             CPN MEC HOLDINGS, LLC,
                             MEC HOLDINGS, LLC, AND
                           METCALF ENERGY CENTER, LLC
                                  WITH AND INTO
                               CALPINE CORPORATION

(Pursuant to Section 264 of the General Corporation Law of the State of Delaware and Section 18-209 of the Delaware Limited Liability Company Act)

     The undersigned Calpine Corporation, a Delaware corporation,

     DOES HEREBY CERTIFY:

     FIRST: The name and jurisdiction of formation or organization and domicile of each of the constituent entities are as follows:

                                                    Jurisdiction  of
     Name                              Formation or Organization and Domicile
     ----                              --------------------------------------
     Calpine Corporation                                Delaware
     CPN MEC Holdings, LLC                              Delaware
     MEC Holdings, LLC                                  Delaware
     Metcalf Energy Center, LLC                         Delaware

     SECOND: An Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent entities in accordance with Section 264(c) of the General Corporation Law of the State of Delaware, 8 Del. C. Section 101, et seq., and Section 18-209 of the Delaware Limited Liability Company Act, 6 Del.C. Section 18-101, et seq.

     THIRD:  The  name  of  the  surviving   Delaware   corporation  is  Calpine
Corporation (the "Surviving Corporation").

     FOURTH: The certificate of incorporation of Calpine Corporation as in effect immediately prior to the merger shall be the certificate of incorporation of the Surviving Corporation.

     FIFTH: The executed Agreement and Plan of Merger is on file at an office and a place of business of the Surviving Corporation at 50 West San Fernando Street, San Jose, California 95113.

     SIXTH: A copy of the Agreement and Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any member of CPN MEC Holdings, LLC, MEC Holdings, LLC, or Metcalf Energy Center, LLC or any stockholder of Calpine Corporation.

                                                               State of Delaware
                                                              Secretary of State
                                                        Division of Corporations
                                                   Delivered 08:02 AM 07/16/2003
                                                       FILED 08:05 AM 07/16/2003
                                                    SRV 030464647 - 0939652 FILE

     IN WITNESS WHEREOF, Surviving Corporation has caused this Certificate to be signed by its duly authorized officer this 16th day of July, 2003.

                                          CALPINE CORPORATION

                                          By:  /s/ Ann B. Curtis
                                             -----------------------------------
                                             Name:  Ann B. Curtis
                                             Title:  Executive Vice President,
                                                     Secretary and Vice Chairman
                                                     of the Board

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:02 AM 07/16/2003
FILED 08:06 AM 07/16/2003
SRV 030464648 - 0939652 FILE

                              CERTIFICATE OF MERGER
                                     MERGING
                               AUGUSTA ENERGY LLC,
                       OTAY MESA GENERATING COMPANY, LLC,
                           SANTA ROSA ENERGY, LLC AND
                      WASHINGTON PARISH ENERGY CENTER, LLC
                                  WITH AND INTO
                               CALPINE CORPORATION

(Pursuant to Section 264 of the General Corporation Law of the State of Delaware and Section 18-209 of the Delaware Limited Liability Company Act)

     The undersigned Calpine Corporation, a Delaware corporation,

     DOES HEREBY CERTIFY:

     FIRST: The name and jurisdiction of formation or organization and domicile of each of the constituent entities are as follows:

                                                      Jurisdiction of
     Name                                 Formation or Organization and Domicile
     ----                                 --------------------------------------
     Calpine Corporation                                  Delaware
     Augusta Energy LLC                                   Delaware
     Otay Mesa Generating Company, LLC                    Delaware
     Santa Rosa Energy, LLC                               Delaware
     Washington Parish Energy Center, LLC                 Delaware

     SECOND: An Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent entities in accordance with Section 264(c) of the General Corporation Law of the State of Delaware, 8 Del. C. Section 101, et seq., and Section 18-209 of the Delaware Limited Liability Company Act, 6 Del.C. Section 18-101, et seq..

     THIRD:  The  name  of  the  surviving   Delaware   corporation  is  Calpine
Corporation (the "Surviving Corporation").

     FOURTH: The certificate of incorporation of Calpine Corporation as in effect immediately prior to the merger shall be the certificate of incorporation of the Surviving Corporation.

     FIFTH: The executed Agreement and Plan of Merger is on file at an office and a place of business of the Surviving Corporation at 50 West San Fernando Street, San Jose, California 95113.

     SIXTH: A copy of the Agreement and Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any member of Augusta Energy LLC, Otay Mesa Generating Company, LLC, Santa Rosa Energy, LLC or Washington Parish Energy Center, LLC, or any stockholder of Calpine Corporation.

     IN WITNESS WHEREOF, Surviving Corporation has caused this Certificate to be signed by its duly authorized officer this 16th day of July, 2003.

                                                     CALPINE CORPORATION

                                          By:  /s/ Ann B. Curtis
                                             -----------------------------------
                                             Name:  Ann B. Curtis
                                             Title:  Executive Vice President,
                                                     Secretary and Vice Chairman
                                                     of the Board

             CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE
                             AND OF REGISTERED AGENT

                                       OF

                               CALPINE CORPORATION


It is hereby certified that:

               1.  The  name  of  the   corporation   (hereinafter   called  the
"corporation") is

                               CALPINE CORPORATION

               2. The registered office of the corporation within the State of Delaware is hereby changed to 2711 Centerville Road, Suite 400, City of Wilmington 19808, County of New Castle.

               3. The registered agent of the corporation within the State of Delaware is hereby changed to Corporation Service Company, the business office of which is identical with the registered office of the corporation as hereby changed.

               4. The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.


Signed on July 23, 2003.


                                                  /s/  Lisa M. Bodensteiner
                                                  ------------------------------
                                                  Name:  Lisa M. Bodensteiner
                                                  Title:  Assistant Secretary







State of Delaware
Secretary of State
Division of Corporations
Delivered 04:08 PM 07/23/2003
FILED 03:41 PM 07/23/2003
SRV 030482533 - 0939652 FILE

                                                               State of Delaware
                                                              Secretary of State
                                                        Division of Corporations
                                                   Delivered 08:05 AM 11/18/2003
                                                       FILED 08:05 AM 11/18/2003
                                                    SRV 030738126 - 0939652 FILE

                              CERTIFICATE OF MERGER
                                     MERGING
                            FREMONT ENERGY CENTER LLC
                                  WITH AND INTO
                               CALPINE CORPORATION

(Pursuant to Section 264 of the General Corporation Law of the State of Delaware and Section 18-209 of the Delaware Limited Liability Company Act)


     The undersigned Calpine Corporation, a Delaware corporation,

     DOES HEREBY CERTIFY:

     FIRST: The name and jurisdiction of formation or organization and domicile of the constituent entities are as follows:

                                                    Jurisdiction of
     Name                              Formation or Organization and Domicile
     ----                              --------------------------------------
     Calpine Corporation                                Delaware
     Fremont Energy Center LLC                          Delaware

     SECOND: An Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent entities in accordance with Section 264(c) of the General Corporation Law of the State of Delaware, 8 Del. C. Section 101, et seq., and Section 18-209 of the Delaware Limited Liability Company Act, 6 Del.C. Section 18-101, et seq.

     THIRD:  The  name  of  the  surviving   Delaware   corporation  is  Calpine
Corporation (the "Surviving Corporation").

     FOURTH: The certificate of incorporation of Calpine Corporation as in effect immediately prior to the merger shall be the certificate of incorporation of the Surviving Corporation.

     FIFTH: The executed Agreement and Plan of Merger is on file at an office and a place of business of the Surviving Corporation at 50 West San Fernando Street, San Jose, California 95113.

     SIXTH: A copy of the Agreement and Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any member of Fremont Energy Center LLC, or any stockholder of Calpine Corporation.

     IN WITNESS WHEREOF, Surviving Corporation has caused this Certificate to be signed by its duly authorized officer this 18th day of November, 2003.



                                       CALPINE CORPORATION

                                       By:  /s/ Eric Pryor
                                          --------------------------------------
                                          Name:  Eric Pryor
                                          Title: Senior Vice President

                                                               State of Delaware
                                                              Secretary of State
                                                        Division of Corporations
                                                   Delivered 07:12 PM 06/02/2004
                                                       FILED 07:05 PM 06/02/2004
                                                    SRV 040411614 - 0939652 FILE

                            CERTIFICATE OF AMENDMENT
                                       OF
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                               CALPINE CORPORATION


              CALPINE CORPORATION, a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

              1. The Amended and Restated Certificate of Incorporation of the Corporation, as amended on July 26, 2001, is hereby amended by deleting paragraph (a) of Article FOURTH thereof and inserting the following in lieu thereof:

               (a) The Corporation is authorized to issue 2,010,000,000 shares of capital stock, $.001 par value. The shares shall be divided into two classes, designated as follows:

                     Designation of Class             Number of Shares
                     --------------------             ----------------
                     Common Stock                      2,000,000,000
                     Preferred Stock                      10,000,000
                                                       -------------
                             Total                     2,010,000,000

              2. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN  WITNESS   WHEREOF,   Calpine   Corporation  has  caused  this
Certificate to be executed by Ann B. Curtis, its duly authorized officer, this 2nd day of June, 2004.



                                                     CALPINE CORPORATION

                                       By:  /s/ Ann B. Curtis
                                          --------------------------------------
                                          Name:  Ann B. Curtis
                                          Title:  Executive Vice President, Vice
                                                  Chairman of the Board and
                                                  Corporate Secretary


                                 -2-